AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (the "Company")
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                              SEPARATE ACCOUNT VL-R
                                 AG LEGACY PLUS

                         SUPPLEMENT DATED JULY 18, 2016


     The purpose of this notice is to inform Policy owners that the Merger of the Putnam VT Voyager Fund - Class 1B (the "Putnam Voyager Fund"), a series of the Putnam Variable Trust (the "Trust"), into the Putnam VT Growth Opportunities Fund - Class 1B (the "Putnam Growth Fund"), also a series of the Trust (such combination referred to hereinafter as the "Merger") is being deferred until further notice.

     The Merger was originally scheduled to be consummated at the close of business on July 15, 2016. The Company received notification from the Trust that the Merger is being deferred until further notice as certain closing conditions remain outstanding. The Putnam Voyager Fund remains open for investment until further notice.

     Since the Merger has been deferred at this time, we will continue to provide You with confirmations, statements and other reports that contain the name of the Putnam Voyager Fund investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.